UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 5, 2007

                      Online Vacation Center Holdings Corp.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)



          Florida                         0-32137                 65-0701352
          -------                         -------                 ----------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

    1801 N.W. 66th Avenue, Plantation, Florida                     33313
    ------------------------------------------                     -----
     (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (954) 377-6400
                                                           --------------

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|   Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On January 5, 2007, Online Vacation Center Holdings Corp. consummated the acquisition of Dunhill Vacations, Inc., a Fort Lauderdale, Florida travel newsletter provider, pursuant to the terms of an Acquisition Agreement, dated January 5, 2007, by and among Online Vacation Center Holdings Corp., a Florida corporation, Dunhill Vacations, Inc, and Pat Daly, James DiStefano and Robert Dunhill, three individuals.

Pursuant to the Acquisition Agreement, Online Vacation Center Holdings Corp. purchased and acquired all of the issued and outstanding ownership interests of Dunhill Vacations, Inc. for $250,000 cash and 50,000 restricted shares of Online Vacation Center Holdings Corp. common stock.

The foregoing description of the Acquisition Agreement and the transactions consummated thereby is qualified in its entirety by reference to the Acquisition Agreement attached as Exhibit 2.1 hereto and the press release attached as
Exhibit 99.1 hereto, and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

On January 5, 2007, Online Vacation Center Holdings Corp. consummated the acquisition of Dunhill Vacations, Inc., a Fort Lauderdale, Florida travel newsletter provider, pursuant to the terms of an Acquisition Agreement, dated January 5, 2007, by and among Online Vacation Center Holdings Corp., a Florida corporation, Dunhill Vacations, Inc, and Pat Daly, James DiStefano and Robert Dunhill, three individuals.

The information set forth in Item 1.01 above is incorporated into this Item 2.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired. In accordance with Item 9.01(a)(4) of Form 8-K, the financial statements required by Item 9.01(a) will be filed by amendment not later than 71 days after the date this Current Report on Form 8-K is required to be filed.

(b) Proforma Financial Information. In accordance with Item 9.01(b)(2) of Form 8-K, the pro forma financial information required by Item 9.01(b) will be filed by amendment not later than 71 days after the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

2.1 Acquisition Agreement, dated January 5, 2007, by and among Online Vacation Center Holdings Corp, Dunhill Vacations, Inc., and Pat Daly, James DiStefano and Robert Dunhill.

99.1   Press Release dated January 8, 2007








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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 5, 2007                      ONLINE VACATION CENTER HOLDINGS CORP.

                                           BY:  /s/ EDWARD B. RUDNER
                                                --------------------------------
                                                Edward B. Rudner
                                                Chief Executive Officer








































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